UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2026

Ondas Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39761	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (888) 350-9994

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	ONDS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2026, Ondas Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”), by and among the Company, Wassaic Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), World View Enterprises Inc., a Delaware corporation (the “World View”), and Fortis Advisors LLC, a Delaware limited liability company, in its capacity as the Representative (as defined in the Agreement).

The Agreement provides that, upon the terms and subject to the conditions set forth in the Agreement, Merger Sub shall merge with and into World View, with World View continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”). At the closing of the Merger, upon the terms and subject to the conditions set forth in the Agreement, the Company shall pay an aggregate amount of $150,000,000, subject to certain adjustments set forth in the Agreement, comprised of up to approximately $129,500,000 of shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), of which Shares having a value equal to $1,000,000 shall be deposited into an escrow account for the purpose of securing any post-closing purchase price adjustments owed by the Stockholders (as defined in the Agreement), as set forth in the agreement. In the Company’s sole discretion, the Company may pay cash in the amount equal to the value of the Shares that would have otherwise been issued to any Non-Accredited Stockholder (as defined in the Agreement).

The Shares issued pursuant to the Merger are to be registered for resale pursuant to a registration rights agreement to be entered into at closing of the Merger, which is attached as Exhibit E of the Agreement.

Each of the Company and World View has provided customary representations, warranties and covenants in the Agreement. The completion of the Merger is subject to various closing conditions, including: (a) the requisite consent of the Stockholders being obtained; (b) Stockholders holding 10% or more of the issued and outstanding shares of World View shall not have asserted their appraisal or dissenters rights in connection with the Merger; (c) the absence of any applicable laws, judgment, injunction, order or decree (whether temporary, preliminary or permanent) threatened by or pending before any Governmental Authority (as defined in the Agreement) which seeks to prohibit the consummation of the transactions contemplated by the Agreement or obtain damages in connection therewith, and no such judgment, injunction, order or decree has been entered and not subsequently dismissed or discharged with prejudice; and (d) the absence of any Material Adverse Effect (as defined in the Agreement) with respect to World View.

The Agreement contains customary termination rights for both the Company and World View, including, but not limited to, (i) the mutual written agreement of the Company and World View; (ii) by the Company or World View if there has been a breach of any representation, warranty, covenant or agreement made by the other party in the Agreement, which breach (A) would give rise to the failure of a condition set forth in the Agreement and (B) (x) such breach cannot be cured by the End Date (defined below) or (y) if capable of being cured, shall not have been cured by the earlier of (1) 30 calendar days following receipt of written notice of such breach or (2) the date that is three calendar days prior to the End Date; (iii) by the Company if within 48 hours following the execution and delivery of the Agreement, World View has not delivered to the Company a copy of the executed stockholder consent of World View; or (iv) the written notice by the Company or World View if the closing of the Merger has not occurred on or before June 23, 2026 (the “End Date”).

The Merger is expected to close in the second quarter of 2026.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuances of Shares in Item 1.01 above will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in accordance with Regulation D thereunder.

Item 7.01. Regulation FD Disclosure.

On March 23, 2026, the Company issued an investor fact sheet regarding the Merger. A copy of the fact sheet is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

Also on March 23, 2026, the Company issued a press release announcing the Agreement to acquire World View Enterprises Inc., a leader in high-altitude balloon intelligence, surveillance and reconnaissance (ISR) and stratospheric remote sensing. A copy of the press release is attached as Exhibit 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 23, 2026, by and among the Company, Wassaic Merger Sub Inc., World View Enterprises Inc., and Fortis Advisors LLC.
99.1	Fact Sheet, dated March 23, 2026.
99.2	Press Release, date March 23, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2026	ONDAS INC.

	By:	/s/ Eric Brock
Eric A. Brock
Chief Executive Officer

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